UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JASPER THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

JASPER THERAPEUTICS, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	Jasper Therapeutics, Inc. 2200 Bridge Pkwy Suite #102 Redwood City, CA 94065 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June 23, 2022

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2022 Annual Meeting of Stockholders of Jasper Therapeutics, Inc. will be held virtually at http://cstproxy.com/JasperTherapeutics/2022 on Thursday, June 23, 2022, at 10:00 a.m. Pacific Time.

Proposals to be considered at the Annual Meeting:

(1)	Election of Class I directors to serve until the 2025 annual meeting of stockholders;

(2)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3)	To vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –

If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically during the Annual Meeting. To attend the annual meeting, visit: https://www.cstproxy.com/JasperTherapeutics/2022

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER
The Proxy Materials are available for review at: https://www.cstproxy.com/JasperTherapeutics/2022

Jasper Therapeutics, Inc.

2200 Bridge Pkwy Suite #102

Redwood City, CA 94065

Important Notice Regarding the Availability of Proxy Materials for the 2022
Annual Meeting of Stockholders to be Held On Thursday, June 23, 2022

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/JasperTherapeutics/2022

-	the Company’s Annual Report on Form 10-K for the year ended December 31, 2021;
-	the Company’s 2022 Proxy Statement;
-	the Proxy Card; and
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 9, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https:/www.cstproxy.com/JasperTherapeutics/2022, or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.